UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 17, 2024

PMGC Holdings Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-41875	33-2382547
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o 120 Newport Center Drive, Ste. 250 Newport Beach, CA	92660
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 794-4940

Elevai Labs Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13©(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	ELAB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) On December 17, 2024, Elevai Labs Inc. (now PMGC Holdings Inc.) (the “Company”) dismissed TPS Thayer, LLC (“TPS”) as its independent registered public accounting firm. The reports of TPS regarding the Company’s financial statements for the fiscal years ended December 31, 2023 and 2022 did not contain an adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope, or accounting principles, except each report did contain an explanatory paragraph related to the Company’s ability to continue as a going concern.

The Company’s Board of Directors and Audit Committee participated in and approved the decision to change the Company’s independent registered public accounting firm.

During the Company’s fiscal years ending in December 31, 2023 and December 31, 2022, there were (i) no disagreements with TPS on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of TPS would have caused TPS to make reference to the subject matter of the disagreements in connection with its report, and (ii) with the exception of material weaknesses related to reconciliation of various accounts, lack of precision and accuracy to properly reflect in the financial statements, no “reportable events,” as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided TPS with a copy of the disclosure in this Item 4.01 and requested TPS furnish the Company with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not TPS agrees with such disclosure. A copy of the letter provided by TPS is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Effective December 20, 2024, the Company engaged HTL International, LLC (“HTL”) as its new independent registered public accounting firm. During the two fiscal years ended December 31, 2023 and December 31, 2022 and through December 20, 2024, the Company did not consult with HTL regarding any of the following:

The application of accounting principles to a specific transaction, either completed or proposed; the type of audit opinion that might be rendered on the Company’s financial statements, and none of the following was provided to the Company: (a) a written report, or (b) oral advice that HTL concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issue; or any matter that was subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

Exhibit No.	Description
16.1	Letter from TPS Thayer, LLC
104	Cover Page Interactive Data File (formatted in Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 23, 2024

PMGC Holdings Inc.

By:	/s/ Graydon Bensler
Name:	Graydon Bensler
Title:	Chief Executive Officer, President, and Director

2